UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

PERRY ELLIS INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

A. Jeffry Robinson, Esq. Broad & Cassel 2 South Biscayne Boulevard Miami, FL 33131 (305) 373-9400	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004 (202) 739-5947

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Perry Ellis International, Inc., a Florida corporation (“Perry Ellis” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2015 Annual Meeting of Shareholders scheduled to be held on Friday, July 17, 2015, at a time and location still to be determined, and at any and all adjournments, postponements or reschedulings thereof (the “2015 Annual Meeting”). Perry Ellis has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Press Release Issued on May 20, 2015

Attached hereto is a press release issued by Perry Ellis on May 20, 2015 announcing that the Perry Ellis Board of Directors (the “Perry Ellis Board”) had appointed Jane E. DeFlorio to serve as the Company’s lead independent director, effective immediately. Ms. DeFlorio, a seasoned investment banker who joined the Perry Ellis Board in December of 2014, succeeds Joseph P. Lacher, who is retiring from the Perry Ellis Board after the 2015 Annual Meeting.

Important Additional Information And Where To Find It

Perry Ellis, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Shareholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2014 Annual Meeting of Shareholders, filed with the SEC on April 30, 2014. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2014 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Perry Ellis intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Perry Ellis shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2015 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY PERRY ELLIS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Perry Ellis with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.pery.com, by writing to the Company’s Corporate Secretary at Perry Ellis International, Inc., 3000 N.W. 107th Avenue, Miami, FL 33172, or by calling the Company’s Corporate Secretary at (305) 873-1245.

PRESS RELEASE ISSUED ON MAY 20, 2015

BY PERRY ELLIS INTERNATIONAL, INC.

PERRY ELLIS INTERNATIONAL ANNOUNCES

APPOINTMENT OF JANE DEFLORIO AS LEAD INDEPENDENT DIRECTOR

MIAMI, FL – May 20, 2015 – Perry Ellis International, Inc. (NASDAQ: PERY) (“Perry Ellis” or the “Company”) today announced that Jane E. DeFlorio, a director of Perry Ellis since December 2014, has been appointed to serve as Perry Ellis’ lead independent director, effective immediately. She succeeds Joseph P. Lacher, who has served as lead independent director since 2006 and is retiring from the Perry Ellis Board after the 2015 Annual Meeting.

Pursuant to Perry Ellis’ corporate governance guidelines, the role of lead independent director includes responsibilities such as: presiding at all meetings at which the Chairman is not present including presiding at executive sessions of the Board (without management present) at every regularly scheduled Board meeting, serving as a liaison between the Chairman (and management) and the independent directors, approving meeting agendas, time schedules and other information provided to the Board, and being available for direct communication and consultation with major stockholders upon request. Perry Ellis’ lead independent director also has the authority to call meetings of the independent directors.

“Jane is extremely well suited to serve as the Board’s lead independent director and I and the rest of the Perry Ellis Board look forward to working with Jane in her new role,” said George Feldenkreis, Chairman of the Board and Chief Executive Officer of Perry Ellis. “I also want to express my deep appreciation to Joe Lacher for his strong, engaged and dedicated leadership as our lead independent director for the past nine years.”

Ms. DeFlorio commented, “I am pleased and honored to be appointed to serve as Perry Ellis’ lead independent director. I look forward to serving Perry Ellis in this important leadership and corporate governance role as Perry Ellis continues its ongoing efforts to enhance its governance practices, which have included the adopting of a majority voting and resignation policy for directors, enhancing the stock ownership requirements under our stock ownership guidelines for directors and executive officers, placing restrictions on hedging and pledging of the Company’s common stock for directors and executive officers and implementing a compensation recoupment policy applicable to directors and executive officers.”

Ms. DeFlorio, a seasoned investment banker and former Managing Director in the U.S. Retail and Consumer Group at Deutsche Bank Securities, is a respected business leader and a trusted advisor who brings to Perry Ellis extensive experience advising mid- and large-cap retail and fashion clients with respect to value enhancement strategies, mergers and acquisitions, divestitures and product and market expansion initiatives. Since joining the Perry Ellis Board in December 2014, Ms. DeFlorio has played a pivotal role at the Company as it continues to execute on its previously announced plans to review and focus the Perry Ellis portfolio with a goal to exit underperforming, low growth brands and businesses. Ms. DeFlorio has also been instrumental in the Board’s process of identifying highly qualified and experienced director candidates who will bring new perspectives, insights, experiences and competencies that will enhance the depth and breadth of our Board, as well as in the Board’s adoption of a number of shareholder-friendly corporate governance enhancements, as described above. In addition to serving as our lead independent director, Ms. DeFlorio serves on the audit and investment committees of the Board.

About Jane E. DeFlorio

Ms. DeFlorio currently serves as the Vice Chairman of the Board of Trustees and Chairman of the Audit and Risk Committee at The New School University, a leading progressive university in New York City with more than 10,000 graduate and undergraduate students. She also serves on the Board of Governors for The Parsons School of Design. From 2007 to 2013, Ms. DeFlorio served as a Managing Director at Deutsche Bank in the U.S. Retail and Consumer Group. While at Deutsche Bank, Ms. DeFlorio covered a range of mid- to large-cap retail clients. Prior to Deutsche Bank, Ms. DeFlorio held the title of Executive Director in the Investment Banking Consumer and Retail Group at UBS Investment Bank and advised on high-profile consumer transactions.

In 2007 and 2008, Ms. DeFlorio was selected by Dealmaker magazine as one of the “Top 40 Under 40” most influential dealmakers, in 2007 she was named “Top 40 Under 40” by The Investment Dealers’ Digest and in 2007 was highlighted in the New York Times’ “The Facebook of Wall Street’s Future.” Ms. DeFlorio received her MBA from Harvard Business School and her B.S. in Mechanical Engineering from the University of Notre Dame.

About Perry Ellis International

Perry Ellis International, Inc. is a leading designer, distributor and licensor of a broad line of high quality men’s and women’s apparel, accessories and fragrances. The Company’s collection of dress and casual shirts, golf sportswear, sweaters, dress pants, casual pants and shorts, jeans wear, active wear, dresses and men’s and women’s swimwear is available through all major levels of retail distribution. The Company, through its wholly owned subsidiaries, owns a portfolio of nationally and internationally recognized brands, including: Perry Ellis®, Jantzen®, Laundry by Shelli Segal®, Rafaella®, Cubavera®, Ben Hogan®, Savane®, Original Penguin® by Munsingwear®, Grand Slam®, John Henry®, Manhattan®, Axist®, and Farah®. The Company enhances its roster of brands by licensing trademarks from third parties, including: Nike® and Jag® for swimwear, and Callaway®, PGA TOUR®, and Jack Nicklaus® for golf apparel. Additional information on the Company is available at http://www.pery.com.

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” or “target” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets; the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise, except as otherwise required by the federal securities laws.

Important Additional Information And Where To Find It

Perry Ellis, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Shareholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2014 Annual Meeting of Shareholders, filed with the SEC on April 30, 2014. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2014 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Perry Ellis intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Perry Ellis shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2015 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY PERRY ELLIS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Perry Ellis with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.pery.com, by writing to the Company’s Corporate Secretary at Perry Ellis International, Inc., 3000 N.W. 107th Avenue, Miami, FL 33172, or by calling the Company’s Corporate Secretary at (305) 873-1245.

Contact

Investor Contacts:

Dan Burch / Bob Marese

MacKenzie Partners Inc.

(212) 929-5500

Allison Malkin

Senior Managing Director

ICR

203-682-8225

Media Contacts:

Dan Katcher / Matthew Sherman / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449